UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

Regional Management Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35477	57-0847115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B
Greer, South Carolina		29651
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (864) 448-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	RM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2024 (the “Original Form 8-K”) to correct the following figures shown on slide 27 of the presentation furnished as Exhibit 99.1 thereto: (i) Total ENR dollar amount and portfolio mix percentages; (ii) Total 30+ delinquency dollar amount, portfolio mix percentages, and rates; (iii) Total loan loss reserve dollar amount, portfolio mix percentages, and rates; and (iv) Total loan loss reserves as a percentage of ENR in footnote 4. Slide 27 of the presentation has been corrected in Exhibit 99.1 to this Amendment. No other changes have been made to the Original Form 8-K or the presentation slides furnished therewith.

Item 7.01 Regulation FD Disclosure.

A copy of the presentation to be used by management of Regional Management Corp. (the “Company”) in meetings with bankers, investors, and others commencing on May 22, 2024 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is also available at the Company’s website at www.regionalmanagement.com.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation of Regional Management Corp., dated May 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date:	May 22, 2024	By:	/s/ Harpreet Rana
Harpreet Rana Executive Vice President and Chief Financial Officer